A copy of certain  financial  information  of  Engineered  Wire  Products,  Inc.
("EWP") is presented below. Such financial information is limited solely for purposes of internal reporting within Keystone Consolidated Industries, Inc. The financial information is unaudited and does not purport to show the financial statements of EWP in accordance with accounting principles generally accepted in the United States ("GAAP"), and therefore excludes items required by GAAP, such as certain reclassifications, eliminations, accruals and disclosure items. Undue reliance should not be placed on this financial information. There can be no assurance that such financial information is complete.


                            ENGINEERED WIRE PRODUCTS
                             STATEMENT OF OPERATIONS
                     FOR THE PERIOD ENDED DECEMBER 31, 2004

                               ($'s IN THOUSANDS)

                                           Year to Date
            December, 2004                 December 2004
---------------------------------------    -------------
 $2,720     SALES - OUTSIDE CUSTOMERS      $58,982
      0     SALES - INTERCOMPANY                 0
--------                                   -------

  2,720      NET SALES                      58,982

  1,711     VARIABLE PRODUCTION COSTS       41,228
--------                                   -------

  1,009     VARIABLE CONTRIBUTION           17,754
--------                                   -------

    155     MANUFACTURING FIXED COSTS        1,644
     80     DEPRECIATION                     1,037
--------                                   -------

    235      TOTAL FIXED COSTS               2,681
--------                                   -------

    774       GROSS PROFIT                  15,073
--------                                   -------

    134     SELLING EXPENSE                  2,307
    139     ADMINISTRATIVE EXPENSE           2,314
--------                                   -------

    273      TOTAL SELLING & ADMIN.EXPENSE   4,621
--------                                   -------

    501       OPERATING PROFIT              10,452

      0     EARNINGS IN UNCONSOL.
              SUBSIDIARIES                       0
      0     INTEREST INCOME                      0
     26     INTEREST EXPENSE                   395
      1     OTHER INCOME (EXPENSE)              39
      0     GAIN ON SALE OF FIXED ASSETS         0
--------                                   -------

    476       INCOME BEFORE TAXES           10,096

    188     INCOME TAXES                     3,988
--------                                   -------

    288       INCOME FROM OPERATIONS         6,108
      0     ACCOUNTING CHANGE                    0
      0     MINORITY INTEREST                    0
--------                                   -------

   $288       NET INCOME                    $6,108
========                                   =======


                            ENGINEERED WIRE PRODUCTS
                                  BALANCE SHEET
                                December 31, 2004


CURRENT ASSETS:
  CASH                                     $277
  MARKETABLE SECURITIES                       0
  NOTES & ACCOUNT RECEIVABLE NET          5,603
  INTERCOMPANY ACCOUNTS RECEIVABLE            0

 INVENTORIES AT COST                     14,463
   LESS LIFO RESERVE                          0
                                       ---------
 INVENTORIES AT LIFO                     14,463
                                       ---------

  PREPAID EXPENSES                           37
  DEFERRED INCOME TAXES                       0
  OTHER CURRENT ASSETS                        0
                                       ---------
   TOTAL CURRENT ASSETS                  20,380
                                       ---------

 PROPERTY PLANT & EQUIPMENT AT COST      18,797
    LESS ACCUMULATED DEPRECIATION        12,469
                                       ---------
      NET PLANT, PROPERTY & EQUIPMENT     6,328
                                       ---------

 DEFERRED FINANCING EXPENSE                   0
 DEFERRED INCOME TAXES                        0
 PREPAID PENSION ASSET                        0
 RESTRICTED INVESTMENTS                       0
 GOODWILL                                     0
  OTHER LONG TERM ASSETS                      0
                                       ---------

    TOTAL  ASSETS                       $26,708
                                       =========

LIABILITIES AND EQUITIES:
  REVOLVING LOAN FACILITY                $1,989
  NOTES PAYABLE & CURRENT L.T. DEBT       1,389
  KCI LOAN ACCOUNT                           77
  INTERCOMPANY ACCOUNTS PAYABLE             934
  ACCOUNTS PAYABLE                          508
  ACCRUED OPEB                                0
  ACCRUED PREFERRED STOCK DIVIDENDS           0
  ACCRUED LIABILITIES                     2,567
  ACCRUED PENSIONS                            0
  INCOME TAXES PAYABLE                      930
                                       ---------
     TOTAL CURRENT LIABILITIES            8,394
                                       ---------

  LONG TERM DEBT                          4,208
  ACCRUED OPEB                                0
  LONG TERM PENSIONS                          0
  LONG TERM OTHER                             0
  DEFERRED FEDERAL INCOME TAX                 0
                                       ---------
     TOTAL LONG TERM LIABILITIES          4,208
                                       ---------

  MINORITY INTEREST                           0
                                       ---------
  PREFERRED STOCK                             0
                                       ---------

  SFAS #87 ADJUSTMENT                       218
  COMMON STOCK                                0
  OTHER CAPITAL                               0
  INVESTMENT EQUITY                           0
  RETAINED EARNINGS                      13,888
   LESS TREASURY STOCK                        0
                                       ---------
     TOTAL EQUITY                        14,106
                                       ---------

TOTAL LIABILITIES & EQUITY              $26,708
                                       =========

                            ENGINEERED WIRE PRODUCTS
                             STATEMENT OF CASH FLOWS
                     FOR THE PERIOD ENDED DECEMBER 31, 2004

                                 (IN THOUSANDS)

CASH FLOWS FROM OPERATING ACTIVITIES:
 NET INCOME                                          $6,108

    PROVISION FOR DEPRECIATION                        1,037
    (GAIN) LOSS ON SALE OF ASSETS                         0
    PROVISION FOR BAD DEBT ALLOWANCE                     42
    PROV. FOR INVENT. RESERVES (EXCLUDING LIFO)           0
    PROVISION FOR LIFO RESERVE                            0
    CHANGE IN ASSETS AND LIABILITIES:
     (INCREASE) DECREASE ACCTS. & NOTES REC.         (2,405)
     (INCREASE) DECREASE INVENTORY                   (7,811)
     (INCREASE) DECREASE PREPAID EXPENSES             3,344
     (INCREASE) DECREASE OTHER ASSETS                     0
     INCREASE (DECREASE) ACCTS PAY.                      74
     INCREASE (DECREASE) ACCRUED PENSIONS                 0
     INCREASE (DECREASE) DEFERRED TAXES                   0
     INCREASE (DECREASE) OPEB LIABILITIES                 0
     INCREASE (DECREASE) OTHER LIABILITIES            2,315
     (INCREASE) DECREASE INTERCO ACCT. REC                0
     INCREASE (DECREASE) INTERCO ACCTS PAY.             934
                                                   ---------

 NET ADJUSTMENTS                                     (2,470)
                                                   ---------

 NET CASH PROVIDED (USED) BY OPERATIONS               3,638
                                                   ---------

   CASH FLOW FROM INVESTING ACTIVITIES:
     PROCEEDS FROM SALE OF PP & E                         0
     CAPITAL EXPENDITURES                              (274)
     INTERCO PP&E TRANSFERS NET                           0
                                                   ---------

 NET CASH PROVIDED (USED) BY INVESTING ACTIVITIES      (274)
                                                   ---------

 CASH FLOW FROM FINANCING ACTIVITIES:
    REVOLVING CREDIT FACILITY, NET                   (2,008)
    REPAYMENTS OF OTHER DEBT                         (1,271)
    PROCEEDS OF OTHER DEBT                            6,798
    INCREASE (DECREASE) KCI LOAN                     (7,095)
    PROCEEDS FROM ISSUANCE OF COMMON STOCK              218
    DIVIDENDS PAID                                        0
                                                   ---------

 NET CASH PROVIDED (USED) BY FINANCING ACTIVITIES    (3,358)
                                                   ---------


 NET INCREASE (DECREASE) IN CASH                          6

 CASH AT BEGINNING OF PERIOD                            271
                                                   ---------


 CASH AT END OF PERIOD                                 $277
                                                   =========